UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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Prologis, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 3, 2012.

PROLOGIS, INC.

PROLOGIS

PROLOGIS, INC. PIER 1, BAY 1

SAN FRANCISCO, CA 94111

M43430-P22937

Meeting Information

Meeting Type: Annual Meeting

For holders as of: March 9, 2012

Date: May 3, 2012 Time: 2:00 PM PT

Location: Pier 1, Bay 1,

San Francisco, California

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

- Before You Vote -

How to Access the Proxy Materials

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NOTICE AND PROXY STATEMENT PROXY CARD ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

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- How To Vote -

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Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of proof of current company stock ownership by the stockholder. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. If you need directions to the location of the stockholder meeting, please call our investor relations department at 415-394-9000.

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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M43431-P22937

Voting Items

The Board of Directors recommends you vote FOR all the listed nominees:

1. Election of Directors

Nominees:

1a. Hamid R. Moghadam

1b. Walter C. Rakowich

1c. George L. Fotiades

1d. Christine N. Garvey

1e. Lydia H. Kennard

1f. J. Michael Losh

1g. Irving F. Lyons III

1h. Jeffrey L. Skelton

1i. D. Michael Steuert

1j. Carl B. Webb

1k. William D. Zollars

The Board of Directors recommends you vote FOR the following proposal:

2. Advisory Vote to Approve the Company’s Executive Compensation for 2011

The Board of Directors recommends you vote 1 year on the following proposal:

3. Advisory Vote on the Frequency of Future Advisory Votes on the Company’s Executive Compensation

The Board of Directors recommends you vote FOR the following proposals:

4. Approve and Adopt the Prologis, Inc. 2012 Long-Term Incentive Plan

5. Approve and Adopt an Amendment to our Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock by 500,000,000 shares

6. Ratification of the Appointment of KPMG LLP as our Independent Registered Public Accounting Firm for the year 2012

M43432-P22937

M43433-P22937